Exhibit 99.2 3Q19 Earnings Presentation October 24, 2019

Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: failure to obtain shareholder or regulatory approval for the acquisition of Oritani or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe; the inability to realize expected cost savings and synergies from the Oritani merger in amounts or in the timeframe anticipated; costs or difficulties relating to Oritani integration matters might be greater than expected; material adverse changes in Valley’s or Oritani’s operations or earnings; the inability to retain customers and qualified employees of Oritani; the inability to repay $635 million of higher cost FHLB borrowings in conjunction with the Oritani merger; developments in the DC Solar bankruptcy and federal investigations that could require the recognition of additional tax provision charges related to uncertain tax liability positions; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; weakness or a decline in the economy, mainly in New Jersey, New York, Florida and Alabama, as well as an unexpected decline in commercial real estate values within our market areas; the inability to grow customer deposits to keep pace with loan growth; an increase in our allowance for credit losses due to higher than expected loan losses within one or more segments of our loan portfolio; less than expected cost savings from Valley's branch transformation strategy; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the loss of or decrease in lower-cost funding sources within our deposit base, including our inability to achieve deposit retention targets under Valley's branch transformation strategy; cyber-attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; damage verdicts or settlements or restrictions related to existing or potential litigations arising from claims of violations of laws or regulations brought as class actions, breach of fiduciary responsibility, negligence, fraud, contractual claims, environmental laws, patent or trademark infringement, employment related claims, and other matters; changes in accounting policies or accounting standards, including the new authoritative accounting guidance (known as the current expected credit loss (CECL) model) which may increase the required level of our allowance for credit losses after adoption on January 1, 2020; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; and the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2018. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

3 Executing on Stated Goals 1 Key Initiatives Key Results Loan Growth Continues to Outpace Industry Percent Monthly, Year over Year 16.0 14.0 Maintain solid 8.2 percent 12.0 2 loan growth loan growth YTD 10.0 8.0 6.0 4.0 2.0 Valley Bank Industry Improve core - 414 basis point improvement Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 operating to reported efficiency ratio3 efficiency Growing Fee Income in “Core” Businesses4 (000) $15,000 1Q19 2Q19 3Q19 Further diversify Core Fee income lines are $10,000 demonstrating positive momentum, net revenue creating a stable base for growth $5,000 $- Residential Mortgage Swap Fees Wealth Management Group 1Represents the percent change in gross loans, excluding those held for sale, for Valley compared to the same period one year ago. Industry loan growth is the percent change from the same period one year ago in total loans and leases for all commercial banks as reported by the Board of Governors of the Federal Reserve System via the St. Louis Federal Reserve. 2Represents the percent change in gross loans, excluding those held for sale, from December 31, 2018 to September 30, 2019, annualized. 3Represents the decline in the reported efficiency ratio for the three months ended December 31, 2018 compared to the ratio for the three months ended September 30, 2019. 4Noninterest income for the three months ended.

3Q 2019 Highlights 4 Reported Adjusted1 3Q19 2Q19 3Q18 3Q19 2Q19 3Q18 Return on 0.98% 0.94% 0.91% 1.00% 0.96% 0.96% Average Assets Efficiency Ratio 55.73% 57.19% 61.70% 53.48% 54.57% 57.84% Diluted Earnings $0.24 $0.22 $0.20 $0.24 $0.23 $0.21 Per Share Year-over-year quarterly adjusted earnings per share growth of +14% Annualized linked quarter net loan growth of 12% Net interest margin (FTE) declined 5 bps linked-quarter Linked -quarter adjusted efficiency ratio improvement of 109 basis points 1Please refer to the Non-GAAP Disclosure Reconciliation on pages 12 & 13

SLIDE 5

# Revenues

## Net Interest Income and Margin

- Quarterly year-over-year NII growth of 1.7% (FTE)



3.12%
$218.1
$221.4
$221.7
2.96%
2.91%
3Q18
2Q19
3Q19
NII ($mil)
NIM

All metrics are represented on full tax equivalent basis

- Quarterly net interest margin negatively impacted by the move lower in one month LIBOR during the period
- YTD net interest income on a fully tax equivalent is 3.7% higher than the same period one year ago

## Non-Interest Income Trends ($mil)



$29.0
$27.6
$41.2
3.7
6.6
2.6
6.8
2.5
6.8
3.9
5.8
2.4
5.7
2.2
7.6
5.2
5.9
2.5
6.0
2.7
18.9
3Q18
2Q19
3Q19
Gain-on-Sale of Loans
Service Charges
Loan Servicing Fees
Trust, Investment & Insurance
BOLI
Other[1]

- Linked-quarter non-interest income growth of 49% driven by stronger swap fee generation and better mortgage gain-on-sale activity (2Q19 had been negatively impacted by previously mentioned security impairment)
- We do not expect the quarterly level of swap income recognized in 3Q19 to be repeatable in the near-term
- Quarterly increase of 5% in Trust, Investment & Insurance income suggests stabilization and positive multi-quarter trends

[1]Other Income includes income from swap fees, credit card fees, net gains and losses from sales of assets and securities, FDIC loss-share income/expense (change in FDIC receivable) and other additional sources.

Interest Rate Positioning 6 12-Month Forward Cumulative Cash Flow Gap ($Bil) 12-Month Forward Maturity Schedule ($Bil) 5,000 (1,483) 3,000 4,500 Cumulative Cash Flow Gap 2.49% 4,000 2,500 2.13% 2.38% 3,500 (2,967) 2,000 2.11% 2.09% 2.06% 3,000 (3,216) 2.28% (3,646) 2.01% 1.76% 2,500 1,500 2,000 1.60% 1,000 1.52% 1,500 1,000 500 500 0 - 4Q19 1Q20 2Q20 3Q20 4Q19 1Q20 2Q20 3Q20 CDs BCD + Borrowings Assets Liabilities Cumulative Cash Flow Gap CD Rates BCD + Borrowings Rates (Quarters are not cumulative) Implied Forward Curve Current balance sheet positioning should help mitigate additional net interest margin pressure Actively managing liabilities shorter to reflect shortening asset durations in current environment We see substantial opportunity to manage our cost of liabilities lower for the foreseeable future 1Represents the estimated cumulative cash flows from dollar value of earning assets that are repricing within one year and the estimate cumulative cash flows from dollar value of interest-bearing liabilities that will reprice within one year based on the balance sheet at September 30, 2019 .

Noninterest Expense 7 5 Quarter Operating Expense Trends ($ in millions) Efficiency Ratio (%)1 153.7 151.7 147.8 145.9 141.7 61.7 57.8 57.2 55.7 143.3 142.6 2 54.6 53.5 140.1 < 51.0 135.8 136.8 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 2Q19 3Q19 3Q18 2Q19 3Q19 2020 Goal Reported Reported Reported Adjusted Adjusted Adjusted (Adjusted) Reported Expenses Adjusted 1 3Q19 Adjusted Operating Expenses ($, in millions)1 Linked -quarter increase in adjusted expenses Other notable items in 3Q19 driven by a combination of higher mortgage commissions, higher incentive accruals, and to $1.4 $140.1 a lesser extent, increased telecom costs related to Data Center conversion. $4.4 $1.7 Mortgage Commissions We expect the quarterly expense base to remain within the current YTD range for the foreseeable future. Adjusted Expenses Amortization of tax credits Merger-related 1Refer to the appendix on pages 12 & 13 regarding non-GAAP financial measures.

Loans & Loan Growth 8 1 1 Loan Portfolio by Product (3Q19) Year-to-Date Loan Trends Res. Mortgage, 15.6% C&I, 17.7% Auto 8.9% Home Equity -5.3% Res. Mortgage 0.5% Multi-family, Consumer, 10.7% 15.1% $26.6 Construction 3.3% bil Non-Owner Occupied CRE 9.4% Construction, 5.8% Owner-Occupied CRE 7.2% Owner Occupied CRE, Non-owner Occupied CRE, Multi-family 5.5% 11.4% 23.8% C&I 8.4% New Loan Originations ($bil) and Spread(%) vs Portfolio Yields (%) 4.95% 4.67% Strong Performance and Outlook 4.92% 4.57% 4.61% 4.65% 4.57% 4.30% 3Q19 annualized loan growth of 12% We remain confident in our ability to execute on our previous guidance range of 6-8% loan $1.5 $1.2 $1.3 $1.6 growth for the full-year 4Q18 1Q19 2Q19 3Q19 Origination Volume (Gross) New Origination Rate Avg. Portfolio Rate 1Loan classifications according to call report schedule which may not correspond to classification outlined in earnings release.

Deposits & Funding 9 Recent Deposit Trend ($ in billions) Total Liabilities 9/30/19 $772 mil Non-interest bearing $6.4 Time +$534 mil $0.6 7.3 7.9 Savings, NOW & MMA $2.3 Noninterest Bearing Time 6.3 6.4 $51 mil $1.8 $30.3 bil Short-term $11.3 borrowings Savings, Now & 11.1 11.3 MMA $187 mil Long-term borrowings $7.9 Other 2Q19 3Q19 Average Deposit Balance (mil) and Rate (%) Trends Funding Trends for 3Q19 $12,000 2.22% 2.37% 2.28% 2.36% 2.36% 2.24% $11,000 Loan-to-deposit ratio at 9/30/2019 of 104%, $10,000 flat with the prior quarter $9,000 In-flow in Savings, NOW & MMA largely $8,000 1.30% 1.38% 1.36% 1.34% 1.31% 1.25% $7,000 fueled by business checking and personal $6,000 MMA $5,000 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Brokered deposits represented 10% of total Savings, NOW & MMA Time Deposits deposits, up from 8% in previous quarter W.Avg Savings, NOW & MMA Rate W.Avg Time Deposits Rate

SLIDE 10

# Asset Quality

NCOs/Avg. Loans[1]


0.00%
0.05%
0.03%
3Q18
2Q19
3Q19

Nonaccruals/Loans[2]


0.37%
0.37%
0.38%
3Q18
2Q19
3Q19

Taxi Medallion Update

| Taxi Medallion | 6/30/19 | 9/30/19 |
|---|---|---|
| Related Reserves as a % of Total Exposure | 24.33% | 28.69% |
| Total Exposure | $121 mil | $119 mil |
| Taxi medallions as a % of Total Loans | 0.47% | 0.45% |

- Quarterly net charge-offs of $2.0 million driven primarily by auto related credits
- Linked-quarter increase in accruing past due loans are a result of non-credit related items. A significant portion has already been returned to current status
- Underlying credit trends remain very strong across all categories

[1]Represents annualized net charge-offs as a percentage of average loans for the period indicated; [2]Represents nonaccrual loans as a percentage of total outstanding loans for the period indicated.

Targets & Outlook 11 2019 Full-year loan growth • We are targeting net loan growth in the range of 6% to 8% (unchanged) 2019 Net Interest Income • We anticipate net interest income growth of approximately 3.5% to (range lowered) 4.5% 2019 Adjusted Efficiency Ratio • We expect to achieve an adjusted efficiency ratio below 55% (unchanged) Tax Rate • We expect the tax rate for 4Q19 to range from 24%-26% (range lowered)

Non-GAAP Disclosure Reconciliation 12 Three Months Ended September 30, June 30, September 30, ($ in thousands, except for share data) 2019 2019 2018 Adjusted net income available to common shareholders: Net income, as reported $81,891 $76,468 $69,559 Add: Net impairment losses on securities (net of tax) — 2,078 — Add: Branch related asset impairment (net of tax)(b) — — 1,304 Add: Losses (gains) on securities transaction (net of tax) 67 (8) 56 Add: Legal expenses (litigation reserve impact only, net of tax) — — 1,206 Add: Merger related expenses (net of tax)(e) 1,043 25 935 Add: Income tax expense (f) 133 223 — Net income, as adjusted $83,134 $78,786 $73,060 Dividends on preferred stock 3,172 3,172 3,172 Net income available to common shareholders, as adjusted $79,962 $75,614 $69,888 (a) The gain on sale leaseback transactions is included in gains on the sales of assets within other non-interest income. (b) Branch related asset impairment is included in net losses on sale of assets within non-interest expense. (c) Severance expense is included in salary and employee benefits expense. (d) Impairment is included in the amortization of tax credit investments. (e) Merger related expenses are primarily within salary and employee benefits and other expense. (f) Income tax expense related to reserves for uncertain tax positions in 2019 and USAB and the Tax Act in the 2018 periods. Adjusted per common share data: Net income available to common shareholders, as adjusted $79,962 $75,614 $69,888 Average number of shares outstanding 331,797,982 331,748,552 331,486,500 Basic earnings, as adjusted $0.24 $0.23 $0.21 Average number of diluted shares outstanding 333,405,196 332,959,802 333,000,242 Diluted earnings, as adjusted $0.24 $0.23 $0.21 Adjusted annualized return on average tangible shareholders' equity: Net income, as adjusted $83,134 $78,786 $73,060 Average shareholders' equity 3,536,528 3,481,519 3,307,690 Less: Average goodwill and other intangible assets 1,154,462 1,156,703 1,161,167 Average tangible shareholders' equity $2,382,066 $2,324,816 $2,146,523 Annualized return on average tangible shareholders' equity, as adjusted 13.96% 13.56% 13.61% Adjusted annualized return on average assets: Net income, as adjusted $83,134 $78,786 $73,060 Average assets $33,419,137 $32,707,144 $30,493,175 Annualized return on average assets, as adjusted 1.00% 0.96% 0.96% Adjusted annualized return on average shareholders' equity: Net income, as adjusted $83,134 $78,786 $73,060 Average shareholders' equity $3,536,528 $3,481,519 $3,307,690 Annualized return on average shareholders' equity, as adjusted 9.40% 9.05% 8.84%

Non-GAAP Disclosure Reconciliation 13 Three Months Ended September 30, June 30, September 30, ($ in thousands) 2019 2019 2018 Annualized return on average tangible shareholders' equity: Net income, as reported $81,891 $76,468 $69,559 Average shareholders' equity 3,536,528 3,481,519 3,307,690 Less: Average goodwill and other intangible assets 1,154,462 1,156,703 1,161,167 Average tangible shareholders' equity $2,382,066 $2,324,816 $2,146,523 Annualized return on average tangible shareholders' equity 13.75% 13.16% 12.96% Adjusted efficiency ratio: Non-interest expense, as reported $145,877 $141,737 $151,681 Less: Legal expenses (litigation reserve impact only, pre-tax) — — 1,684 Less: Merger-related expenses (pre-tax) 1,434 35 1,304 Less: Amortization of tax credit investments (pre-tax) 4,385 4,863 5,412 Non-interest expense, as adjusted $140,058 $136,839 $143,281 Net interest income 220,625 220,234 216,800 Non-interest income, as reported 41,150 27,603 29,038 Add: Net impairment losses on securities (pre-tax) — 2,928 — Add: Losses (gains) on securities transactions, net (pre-tax) 93 (11) 79 Add: Branch related asset impairment (pre-tax) — — 1,821 Non-interest income, as adjusted $41,243 $30,520 $30,938 Gross operating income, as adjusted $261,868 $250,754 $247,738 Efficiency ratio, as adjusted 53.48% 54.57% 57.84% As of September 30, June 30, March 31, December 31, September 30, ($ in thousands, except for share data) 2019 2019 2019 2018 2018 Tangible book value per common share: Common shares outstanding 331,805,564 331,788,149 331,732,636 331,431,217 331,501,424 Shareholders' equity $3,558,075 $3,504,118 $3,444,879 $3,350,454 $3,302,936 Less: Preferred stock 209,691 209,691 209,691 209,691 209,691 Less: Goodwill and other intangible assets 1,152,815 1,155,250 1,158,245 1,161,655 1,166,481 Tangible common shareholders' equity $2,195,569 $2,139,177 $2,076,943 $1,979,108 $1,926,764 Tangible book value per common share $6.62 $6.45 $6.26 $5.97 $5.81 Tangible common equity to tangible assets: Tangible common shareholders' equity $2,195,569 $2,139,177 $2,076,943 $1,979,108 $1,926,764 Total assets 33,765,539 33,027,741 32,476,991 31,863,088 30,881,948 Less: Goodwill and other intangible assets 1,152,815 1,155,250 1,158,245 1,161,655 1,166,481 Tangible assets $32,612,724 $31,872,491 $31,318,746 $30,701,433 $29,715,467 Tangible common equity to tangible assets 6.73% 6.71% 6.63% 6.45% 6.48%

For More Information 14 . Log onto our website: www.valley.com . Email requests to: rkraemer@valley.com . Call Rick Kraemer in Investor Relations, at: (973) 686-4817 . Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Rick Kraemer, FSVP – Director, Corporate Finance  Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC